Taxation - Schedule of Tax Effects of Temporary Differences that Give Rise to Deferred Tax Asset Balances (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2019		Dec. 31, 2018		Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets
Tax loss carried forward	¥ 97,795		¥ 21,957
Deferred revenue	62,410		36,007
Others	246		14,878
Total deferred tax assets	160,451		72,842
Less: Valuation allowance	(94,637)	[1]	(21,899)	[1]	¥ (57,756)	¥ (376,087)
Total deferred tax assets	65,814		50,943
Deferred tax liabilities
Related to the fair value change of equity investee's investments	19,998		19,998
Total deferred tax liabilities	19,998		19,998
Net deferred tax assets	¥ 45,816		¥ 30,945

[1]	Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance as of December 31, 2018 and 2019 were provided for net operating loss carry forward, which was mainly incurred by the overseas subsidiaries, because such deferred tax assets are not more likely than not to be realized based on the Group’s estimate of its future taxable income. If events occur in the future that allow the Group to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.